UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2019

MFS® Blended Research® Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

UNE-ANN

MFS® Blended Research® Core Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the U.K. and Europe.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September and October. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	6.0%
Apple, Inc.	3.9%
Johnson & Johnson	2.7%
Comcast Corp., “A”	2.3%
Cisco Systems, Inc.	2.2%
Intel Corp.	2.2%
Alphabet, Inc., “A”	2.2%
Medtronic PLC	2.1%
Alphabet, Inc., “C”	2.1%
Bank of America Corp.	2.0%

Equity sectors (k)
Technology	23.3%
Financial Services	18.1%
Health Care	12.4%
Consumer Staples	7.0%
Industrial Goods & Services	7.0%
Retailing	6.8%
Utilities & Communications	6.6%
Leisure	5.6%
Special Products & Services	3.9%
Energy	3.2%
Transportation	2.8%
Autos & Housing	1.6%
Basic Materials	1.4%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2019, Class A shares of the MFS Blended Research Core Equity Fund (fund) provided a total return of –0.62%, at net asset value. This compares with a return of 4.25% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by an additional cut in September. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Markets anticipate at least one more rate reduction before the end of 2019.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures including cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, while China has been more circumspect in increasing liquidity as it continues to attempt to deleverage its economy.

Emerging markets experienced considerable volatility through the end of 2018 as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the UK and Europe.

Detractors from Performance

Stock selection in the health care sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, the fund’s overweight positions in biotechnology company Biogen, drug store operators Walgreens Boots Alliance (h) and CVS Health (h) and global pharmaceutical company Bristol-Myers Squibb held back relative returns. The share price of Biogen fell sharply at the beginning of the calendar year after the company announced it would discontinue the development of its Alzheimer’s treatment after trial data indicated it was unlikely to succeed.

3

Management Review – continued

Stock selection in the special products & services sector also held back relative performance, led by an overweight position in information technology company DXC Technology (h). The share price of DXC Technology declined, owing to execution challenges in its Digital business, paired with an uncertain macroeconomic environment and foreign exchange headwinds.

Stocks in other sectors that detracted from relative returns included overweight positions in energy exploration and production company EOG Resources and real estate investment trust Simon Property Group (h). The share price of EOG Resources depreciated due to a decline in oil prices during the period. EOG Resources management also announced an increase to its capital expenditure budget and cut oil and gas production guidance figures below market estimates, which further pressured its stock price. Additionally, an underweight position in household products maker Procter & Gamble and holdings of automotive seating manufacturer Lear (b) dampened relative returns. The share price of Procter & Gamble advanced steadily throughout the reporting period, owing to strong organic sales growth and favorable volumes and price mix.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

During the reporting period, stock selection in the leisure sector boosted relative performance. Within this sector, an overweight position in cable services provider Comcast and not owning shares of internet TV shows and movie subscription services provider Netflix helped relative returns. The share price of Comcast appreciated after the company posted strong financial results across the board, driven by solid cable growth that benefited from an increase in high-speed data (HSD) customers. In addition, solid performance in NBC Universal further supported Comcast’s stock price.

Security selection in the technology sector also aided relative results. Within this sector, an overweight position in software giant Microsoft and an underweight position in computer and personal electronics maker Apple supported relative performance. The share price of Microsoft appreciated after the company reported solid results, driven primarily by strong growth in its Commercial segment. Additionally, Microsoft and Oracle announced interoperability across Azure and Oracle Cloud systems, allowing customers to run workloads across the two platforms, which further supported the stock price.

Individual stocks that helped relative performance included holdings of real estate investment trust STORE Capital (b). The share price of STORE Capital advanced on the back of lower selling, general and administrative expenses and lower interest costs, coupled with better-than-expected cash flows. The company also posted a record acquisition year, which bolstered its revenue outlook for the upcoming year. The fund’s overweight positions in wholesale retailer Costco Wholesale, food producer Tyson Foods (h) and real estate investment trust Extra Space Storage (h) also benefited relative

4

Management Review – continued

returns. Additionally, underweight positions in health insurance and Medicare/Medicaid provider UnitedHealth Group (h) and integrated oil and gas company Exxon Mobil further supported relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	(0.62)%	8.05%	11.94%	N/A
B	8/11/97	(1.36)%	7.25%	11.11%	N/A
C	8/11/97	(1.37)%	7.24%	11.10%	N/A
I	1/14/94	(0.39)%	8.32%	12.22%	N/A
R1	9/02/08	(1.37)%	7.25%	11.10%	N/A
R2	9/02/08	(0.87)%	7.78%	11.66%	N/A
R3	9/02/08	(0.60)%	8.05%	11.94%	N/A
R4	9/02/08	(0.39)%	8.32%	12.21%	N/A
R6	6/01/12	(0.28)%	8.45%	N/A	12.78%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		4.25%	10.84%	13.24%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.34)%	6.78%	11.28%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.91)%	6.94%	11.11%	N/A
C With CDSC (1% for 12 months) (v)		(2.26)%	7.24%	11.10%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2019 through September 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2019 through September 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Expenses Paid During Period (p) 4/01/19-9/30/19
A	Actual	0.74%	$1,000.00	$1,043.68	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.49%	$1,000.00	$1,040.02	$7.62
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.49%	$1,000.00	$1,039.83	$7.62
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
I	Actual	0.49%	$1,000.00	$1,045.00	$2.51
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R1	Actual	1.49%	$1,000.00	$1,040.07	$7.62
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	0.99%	$1,000.00	$1,042.83	$5.07
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R3	Actual	0.74%	$1,000.00	$1,044.23	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.49%	$1,000.00	$1,045.08	$2.51
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R6	Actual	0.39%	$1,000.00	$1,045.72	$2.00
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.7%

Issuer	Shares/Par	Value ($)
Aerospace - 3.5%
Honeywell International, Inc.	44,043	$7,452,076
L3Harris Technologies, Inc.	67,863	14,158,936
Leidos Holdings, Inc.	164,227	14,103,815
Lockheed Martin Corp.	2,788	1,087,487

		$36,802,314
Airlines - 1.0%
Delta Air Lines, Inc.	177,508	$10,224,461

Alcoholic Beverages - 1.2%
Molson Coors Brewing Co.	213,697	$12,287,577

Apparel Manufacturers - 0.2%
NIKE, Inc., “B”	27,713	$2,602,805

Automotive - 1.0%
Lear Corp.	87,910	$10,364,589

Biotechnology - 1.3%
Biogen, Inc. (a)	52,353	$12,188,826
Incyte Corp. (a)	19,180	1,423,731

		$13,612,557
Brokerage & Asset Managers - 0.2%
Charles Schwab Corp.	37,178	$1,555,156

Business Services - 3.7%
Fidelity National Information Services, Inc.	101,607	$13,489,346
Fiserv, Inc. (a)	150,031	15,541,711
FleetCor Technologies, Inc. (a)	3,641	1,044,166
Global Payments, Inc.	55,096	8,760,264

		$38,835,487
Cable TV - 2.9%
Charter Communications, Inc., “A” (a)	13,392	$5,519,111
Comcast Corp., “A”	546,327	24,628,421

		$30,147,532
Chemicals - 1.2%
CF Industries Holdings, Inc.	127,873	$6,291,352
Eastman Chemical Co.	80,339	5,931,428

		$12,222,780

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 6.3%
Adobe Systems, Inc. (a)	11,138	$3,076,872
Microsoft Corp.	453,017	62,982,954

		$66,059,826
Computer Software - Systems - 5.1%
Apple, Inc.	183,014	$40,989,646
ServiceNow, Inc. (a)	48,853	12,401,334

		$53,390,980
Construction - 0.6%
Toll Brothers, Inc.	148,557	$6,098,265

Consumer Products - 1.9%
Colgate-Palmolive Co.	92,866	$6,826,580
Kimberly-Clark Corp.	89,673	12,738,050
Procter & Gamble Co.	7,317	910,088

		$20,474,718
Consumer Services - 0.2%
Planet Fitness, Inc. (a)	32,511	$1,881,412

Electronics - 3.6%
Applied Materials, Inc.	301,934	$15,066,506
Intel Corp.	451,073	23,243,792

		$38,310,298
Energy - Independent - 3.0%
EOG Resources, Inc.	130,857	$9,712,206
Phillips 66	133,885	13,709,824
Pioneer Natural Resources Co.	10,030	1,261,473
Valero Energy Corp.	79,453	6,772,574

		$31,456,077
Energy - Integrated - 0.2%
Exxon Mobil Corp.	34,272	$2,419,946

Food & Beverages - 2.1%
Ingredion, Inc.	57,399	$4,691,794
PepsiCo, Inc.	130,271	17,860,154

		$22,551,948
General Merchandise - 1.3%
Dollar General Corp.	86,225	$13,704,601

Health Maintenance Organizations - 0.1%
Cigna Corp.	10,111	$1,534,749

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 3.7%
Allstate Corp.	48,197	$5,238,050
Berkshire Hathaway, Inc., “B” (a)	33,657	7,001,329
Hartford Financial Services Group, Inc.	19,436	1,178,016
MetLife, Inc.	308,281	14,538,532
Prudential Financial, Inc.	125,898	11,324,525

		$39,280,452
Internet - 6.1%
Alphabet, Inc., “A” (a)	18,579	$22,687,560
Alphabet, Inc., “C” (a)	17,790	21,686,010
Facebook, Inc., “A” (a)	111,756	19,901,509

		$64,275,079
Leisure & Toys - 0.4%
Electronic Arts, Inc. (a)	42,482	$4,155,589

Machinery & Tools - 3.5%
AGCO Corp.	179,550	$13,591,935
Cummins, Inc.	37,973	6,177,068
Eaton Corp. PLC	183,177	15,231,168
Ingersoll-Rand Co. PLC, “A”	15,905	1,959,655

		$36,959,826
Major Banks - 5.4%
Bank of America Corp.	736,067	$21,471,074
JPMorgan Chase & Co.	45,800	5,390,202
Morgan Stanley	260,791	11,127,952
Wells Fargo & Co.	375,970	18,963,927

		$56,953,155
Medical & Health Technology & Services - 3.1%
HCA Healthcare, Inc.	116,902	$14,077,339
IDEXX Laboratories, Inc. (a)	18,889	5,136,486
McKesson Corp.	99,866	13,647,687

		$32,861,512
Medical Equipment - 2.7%
Boston Scientific Corp. (a)	155,932	$6,344,873
Medtronic PLC	200,674	21,797,210

		$28,142,083
Natural Gas - Pipeline - 0.8%
Equitrans Midstream Corp.	130,058	$1,892,344
Kinder Morgan, Inc.	305,933	6,305,279

		$8,197,623

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Network & Telecom - 2.2%
Cisco Systems, Inc.	474,169	$23,428,690

Other Banks & Diversified Financials - 5.0%
Citigroup, Inc.	303,733	$20,981,876
Discover Financial Services	83,550	6,775,069
Mastercard, Inc., “A”	42,442	11,525,974
Synchrony Financial	332,093	11,321,050
Visa, Inc., “A”	9,054	1,557,379

		$52,161,348
Pharmaceuticals - 5.2%
Bristol-Myers Squibb Co.	29,597	$1,500,864
Eli Lilly & Co.	146,413	16,373,366
Johnson & Johnson	217,977	28,201,864
Pfizer, Inc.	237,814	8,544,657

		$54,620,751
Railroad & Shipping - 1.8%
Union Pacific Corp.	119,931	$19,426,423

Real Estate - 3.8%
EPR Properties, REIT	93,789	$7,208,623
Medical Properties Trust, Inc., REIT	215,345	4,212,148
Public Storage, Inc., REIT	58,964	14,462,100
STORE Capital Corp., REIT	372,187	13,923,516

		$39,806,387
Restaurants - 2.3%
Chipotle Mexican Grill, Inc., “A” (a)	4,560	$3,832,543
Starbucks Corp.	232,001	20,513,529

		$24,346,072
Specialty Chemicals - 0.2%
DuPont de Nemours, Inc.	35,037	$2,498,488

Specialty Stores - 5.3%
Amazon.com, Inc. (a)	11,835	$20,544,495
AutoZone, Inc. (a)	5,266	5,711,609
Best Buy Co., Inc.	50,087	3,455,502
Costco Wholesale Corp.	59,384	17,109,124
Target Corp.	78,641	8,407,509

		$55,228,239
Telecommunications - Wireless - 0.4%
American Tower Corp., REIT	19,896	$4,399,602

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 1.1%
AT&T, Inc.	27,145	$1,027,167
Verizon Communications, Inc.	175,920	10,618,531

		$11,645,698
Tobacco - 1.8%
Philip Morris International, Inc.	246,275	$18,699,661

Utilities - Electric Power - 4.3%
AES Corp.	785,505	$12,835,152
CenterPoint Energy, Inc.	34,941	1,054,519
Exelon Corp.	369,630	17,856,825
NRG Energy, Inc.	289,065	11,446,974
Vistra Energy Corp.	67,887	1,814,620

		$45,008,090
Total Common Stocks (Identified Cost, $801,677,720)		$1,048,632,846

Investment Companies (h) - 0.5%
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $5,523,412)	5,523,412	$5,523,412

Other Assets, Less Liabilities - (0.2)%		(2,349,482)
Net Assets - 100.0%		$1,051,806,776

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $5,523,412 and $1,048,632,846, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $801,677,720)	$1,048,632,846
Investments in affiliated issuers, at value (identified cost, $5,523,412)	5,523,412
Cash	23,067
Receivables for
Fund shares sold	1,029,127
Dividends	1,045,622
Receivable from investment adviser	35,046
Other assets	573
Total assets	$1,056,289,693

Liabilities
Payables for
Fund shares reacquired	$3,845,175
Payable to affiliates
Administrative services fee	1,657
Shareholder servicing costs	489,977
Distribution and service fees	20,419
Payable for independent Trustees’ compensation	150
Accrued expenses and other liabilities	125,539
Total liabilities	$4,482,917
Net assets	$1,051,806,776

Net assets consist of
Paid-in capital	$763,308,051
Total distributable earnings (loss)	288,498,725
Net assets	$1,051,806,776
Shares of beneficial interest outstanding	39,581,537

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$251,504,729	9,482,724	$26.52
Class B	18,063,735	709,334	25.47
Class C	53,788,032	2,146,021	25.06
Class I	392,728,593	14,576,313	26.94
Class R1	10,894,515	432,725	25.18
Class R2	52,605,427	2,077,692	25.32
Class R3	77,310,713	2,924,429	26.44
Class R4	23,252,994	872,044	26.66
Class R6	171,658,038	6,360,255	26.99

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.14 [100 / 94.25 x $26.52]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$22,559,033
Dividends from affiliated issuers	156,743
Other	79,955
Income on securities loaned	41,799
Total investment income	$22,837,530
Expenses
Management fee	$4,489,838
Distribution and service fees	2,091,372
Shareholder servicing costs	1,123,278
Administrative services fee	162,214
Independent Trustees’ compensation	26,606
Custodian fee	61,487
Shareholder communications	49,699
Audit and tax fees	56,223
Legal fees	10,575
Miscellaneous	213,726
Total expenses	$8,285,018
Reduction of expenses by investment adviser and distributor	(848,435)
Net expenses	$7,436,583
Net investment income (loss)	$15,400,947

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$47,450,107
Affiliated issuers	(2,029)
Net realized gain (loss)	$47,448,078
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(84,884,838)
Net realized and unrealized gain (loss)	$(37,436,760)
Change in net assets from operations	$(22,035,813)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/19	9/30/18
Change in net assets

From operations
Net investment income (loss)	$15,400,947	$18,182,793
Net realized gain (loss)	47,448,078	130,081,953
Net unrealized gain (loss)	(84,884,838)	74,797,382
Change in net assets from operations	$(22,035,813)	$223,062,128
Total distributions to shareholders	$(119,118,435)	$(52,016,333)
Change in net assets from fund share transactions	$(166,753,779)	$(246,795,377)
Total change in net assets	$(307,908,027)	$(75,749,582)

Net assets
At beginning of period	1,359,714,803	1,435,464,385
At end of period	$1,051,806,776	$1,359,714,803

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$29.79	$26.59	$23.16	$21.36	$22.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.27	$0.27	$0.27
Net realized and unrealized gain (loss)	(0.93)	3.79	3.39	2.24	(0.52)
Total from investment operations	$(0.60)	$4.10	$3.66	$2.51	$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.33)	$(0.23)	$(0.16)	$(0.20)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.67)	$(0.90)	$(0.23)	$(0.71)	$(0.98)
Net asset value, end of period (x)	$26.52	$29.79	$26.59	$23.16	$21.36
Total return (%) (r)(s)(t)(x)	(0.62)	15.72	15.92	11.92	(1.28)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.84	0.91	1.09
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.75
Net investment income (loss)	1.29	1.10	1.11	1.23	1.20
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$251,505	$303,929	$271,188	$288,782	$206,403

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$28.68	$25.62	$22.34	$20.70	$21.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.09	$0.10	$0.10
Net realized and unrealized gain (loss)	(0.87)	3.66	3.26	2.17	(0.51)
Total from investment operations	$(0.74)	$3.75	$3.35	$2.27	$(0.41)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.12)	$(0.07)	$(0.08)	$(0.08)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.47)	$(0.69)	$(0.07)	$(0.63)	$(0.86)
Net asset value, end of period (x)	$25.47	$28.68	$25.62	$22.34	$20.70
Total return (%) (r)(s)(t)(x)	(1.33)	14.84	15.05	11.09	(2.04)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.56	1.59	1.66	1.84
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.51
Net investment income (loss)	0.54	0.33	0.36	0.48	0.45
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$18,064	$21,577	$21,193	$20,585	$15,004

Class C	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$28.27	$25.26	$22.03	$20.43	$21.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.09	$0.10	$0.10
Net realized and unrealized gain (loss)	(0.88)	3.61	3.21	2.14	(0.50)
Total from investment operations	$(0.75)	$3.70	$3.30	$2.24	$(0.40)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.12)	$(0.07)	$(0.09)	$(0.11)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.46)	$(0.69)	$(0.07)	$(0.64)	$(0.89)
Net asset value, end of period (x)	$25.06	$28.27	$25.26	$22.03	$20.43
Total return (%) (r)(s)(t)(x)	(1.37)	14.86	15.03	11.10	(2.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.56	1.59	1.66	1.85
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.50
Net investment income (loss)	0.54	0.33	0.36	0.48	0.45
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$53,788	$70,299	$74,489	$79,309	$58,221

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$30.23	$26.96	$23.48	$21.61	$22.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.38	$0.34	$0.33	$0.33
Net realized and unrealized gain (loss)	(0.94)	3.85	3.43	2.28	(0.53)
Total from investment operations	$(0.54)	$4.23	$3.77	$2.61	$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.39)	$(0.29)	$(0.19)	$(0.25)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.75)	$(0.96)	$(0.29)	$(0.74)	$(1.03)
Net asset value, end of period (x)	$26.94	$30.23	$26.96	$23.48	$21.61
Total return (%) (r)(s)(t)(x)	(0.39)	16.00	16.17	12.26	(1.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.56	0.59	0.66	0.84
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.51
Net investment income (loss)	1.52	1.34	1.34	1.48	1.44
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$392,729	$498,169	$640,745	$366,304	$248,445

Class R1	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$28.39	$25.38	$22.13	$20.62	$21.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.09	$0.10	$0.10
Net realized and unrealized gain (loss)	(0.87)	3.62	3.23	2.16	(0.50)
Total from investment operations	$(0.74)	$3.71	$3.32	$2.26	$(0.40)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.13)	$(0.07)	$(0.20)	$(0.03)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.47)	$(0.70)	$(0.07)	$(0.75)	$(0.81)
Net asset value, end of period (x)	$25.18	$28.39	$25.38	$22.13	$20.62
Total return (%) (r)(s)(t)(x)	(1.33)	14.84	15.04	11.12	(2.02)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.56	1.59	1.66	1.83
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.51
Net investment income (loss)	0.54	0.33	0.36	0.45	0.46
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$10,895	$13,185	$14,665	$13,775	$479

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$28.58	$25.58	$22.31	$20.63	$21.87

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.20	$0.21	$0.21
Net realized and unrealized gain (loss)	(0.90)	3.65	3.25	2.16	(0.50)
Total from investment operations	$(0.64)	$3.88	$3.45	$2.37	$(0.29)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.31)	$(0.18)	$(0.14)	$(0.17)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.62)	$(0.88)	$(0.18)	$(0.69)	$(0.95)
Net asset value, end of period (x)	$25.32	$28.58	$25.58	$22.31	$20.63
Total return (%) (r)(s)(t)(x)	(0.87)	15.47	15.56	11.66	(1.53)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.06	1.09	1.16	1.34
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	1.01
Net investment income (loss)	1.04	0.85	0.86	0.98	0.95
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$52,605	$73,655	$41,539	$37,580	$23,372

Class R3	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$29.69	$26.49	$23.08	$21.27	$22.51

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.27	$0.27	$0.28
Net realized and unrealized gain (loss)	(0.92)	3.78	3.37	2.24	(0.54)
Total from investment operations	$(0.59)	$4.09	$3.64	$2.51	$(0.26)

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.32)	$(0.23)	$(0.15)	$(0.20)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.66)	$(0.89)	$(0.23)	$(0.70)	$(0.98)
Net asset value, end of period (x)	$26.44	$29.69	$26.49	$23.08	$21.27
Total return (%) (r)(s)(t)(x)	(0.60)	15.73	15.89	11.96	(1.33)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.84	0.91	1.08
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.76
Net investment income (loss)	1.28	1.11	1.11	1.24	1.21
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$77,311	$113,415	$110,105	$99,753	$85,800

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$29.96	$26.72	$23.27	$21.43	$22.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.38	$0.34	$0.33	$0.33
Net realized and unrealized gain (loss)	(0.95)	3.82	3.40	2.24	(0.52)
Total from investment operations	$(0.55)	$4.20	$3.74	$2.57	$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.39)	$(0.29)	$(0.18)	$(0.25)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.75)	$(0.96)	$(0.29)	$(0.73)	$(1.03)
Net asset value, end of period (x)	$26.66	$29.96	$26.72	$23.27	$21.43
Total return (%) (r)(s)(t)(x)	(0.39)	16.02	16.20	12.20	(1.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.56	0.59	0.67	0.83
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.51
Net investment income (loss)	1.54	1.34	1.36	1.48	1.45
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$23,253	$44,630	$43,741	$43,757	$36,774

Class R6	Year ended

	9/30/19	9/30/18	9/30/17	9/30/16	9/30/15
Net asset value, beginning of period	$30.29	$27.01	$23.52	$21.64	$22.86

Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.41	$0.37	$0.34	$0.36
Net realized and unrealized gain (loss)	(0.94)	3.86	3.43	2.30	(0.53)
Total from investment operations	$(0.51)	$4.27	$3.80	$2.64	$(0.17)

Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.42)	$(0.31)	$(0.21)	$(0.27)
From net realized gain	(2.28)	(0.57)	—	(0.55)	(0.78)
Total distributions declared to shareholders	$(2.79)	$(0.99)	$(0.31)	$(0.76)	$(1.05)
Net asset value, end of period (x)	$26.99	$30.29	$27.01	$23.52	$21.64
Total return (%) (r)(s)(t)(x)	(0.25)	16.13	16.31	12.38	(0.93)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.45	0.47	0.53	0.72
Expenses after expense reductions (f)	0.38	0.38	0.37	0.37	0.39
Net investment income (loss)	1.64	1.45	1.48	1.52	1.56
Portfolio turnover	53	64	62	43	49
Net assets at end of period (000 omitted)	$171,658	$220,856	$217,799	$193,437	$70,389

See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

26

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

27

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,048,632,846	$—	$—	$1,048,632,846
Mutual Funds	5,523,412	—	—	5,523,412
Total	$1,054,156,258	$—	$—	$1,054,156,258

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain

28

Notes to Financial Statements – continued

dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/19	Year ended 9/30/18
Ordinary income (including any short-term capital gains)	$36,450,361	$23,966,268
Long-term capital gains	82,668,074	28,050,065

Total distributions	$119,118,435	$52,016,333

29

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/19

Cost of investments	$813,746,654
Gross appreciation	254,952,575

Gross depreciation	(14,542,971)
Net unrealized appreciation (depreciation)	$240,409,604

Undistributed ordinary income	10,289,224
Undistributed long-term capital gain	37,799,897

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/19	Year ended 9/30/18
Class A	$26,099,964	$11,084,348
Class B	1,798,021	556,503
Class C	5,884,549	1,976,054
Class I	43,854,394	22,442,599
Class R1	1,116,087	391,086
Class R2	6,688,994	2,426,995
Class R3	9,376,930	3,792,683
Class R4	3,864,052	1,512,342
Class R6	20,435,444	7,833,723
Total	$119,118,435	$52,016,333

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2019, this management fee

30

Notes to Financial Statements – continued

reduction amounted to $109,554, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.42%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2021. For the year ended September 30, 2019, this reduction amounted to $734,905, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $33,837 for the year ended September 30, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$660,190
Class B	0.75%	0.25%	1.00%	1.00%	186,818
Class C	0.75%	0.25%	1.00%	1.00%	589,096
Class R1	0.75%	0.25%	1.00%	1.00%	113,109
Class R2	0.25%	0.25%	0.50%	0.50%	326,622
Class R3	—	0.25%	0.25%	0.25%	215,537
Total Distribution and Service Fees					$2,091,372

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to

31

Notes to Financial Statements – continued

MFS or its affiliates’ seed money. For the year ended September 30, 2019, this rebate amounted to $3,356, $57, $113, $219, $91, and $140 for Class A, Class B, Class C, Class R1, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2019, were as follows:

Amount
Class A	$2,029
Class B	23,690
Class C	4,252

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2019, the fee was $47,105, which equated to 0.0042% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,076,173.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended September 30, 2019, the fee paid by

32

Notes to Financial Statements – continued

the fund under this agreement was $1,786 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $465,482. The sales transactions resulted in net realized gains (losses) of $(26,951).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2019, this reimbursement amounted to $79,753, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2019, purchases and sales of investments, other than short-term obligations, aggregated $595,193,748 and $856,762,170, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,597,085	$39,587,740	3,918,128	$107,341,564
Class B	25,289	616,352	45,185	1,207,781
Class C	189,706	4,495,201	230,508	6,112,107
Class I	8,466,495	224,264,776	4,485,558	127,422,843
Class R1	85,980	2,123,304	87,344	2,329,828
Class R2	353,295	8,710,077	1,720,082	45,235,804
Class R3	387,073	9,943,266	1,859,859	51,886,347
Class R4	152,438	3,788,866	178,184	5,042,682
Class R6	1,400,440	36,059,048	1,292,575	36,491,948
	12,657,801	$329,588,630	13,817,423	$383,070,904

33

Notes to Financial Statements – continued

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	780,143	$17,943,298	276,200	$7,556,836
Class B	78,772	1,749,528	20,272	537,421
Class C	234,483	5,125,794	65,155	1,701,852
Class I	1,735,484	40,471,481	757,484	20,989,884
Class R1	50,824	1,116,087	14,904	391,086
Class R2	295,905	6,509,912	90,009	2,367,245
Class R3	409,116	9,376,930	139,079	3,792,683
Class R4	167,493	3,864,052	55,074	1,512,342
Class R6	848,357	19,800,653	273,498	7,589,564
	4,600,577	$105,957,735	1,691,675	$46,438,913

Shares reacquired
Class A	(3,097,677)	$(79,778,157)	(4,191,042)	$(118,071,424)
Class B	(146,991)	(3,625,536)	(140,442)	(3,788,001)
Class C	(765,028)	(18,593,252)	(757,823)	(20,162,746)
Class I	(12,105,873)	(316,923,445)	(12,532,916)	(362,869,769)
Class R1	(168,477)	(4,126,509)	(215,765)	(5,788,999)
Class R2	(1,148,948)	(28,682,862)	(856,317)	(23,014,815)
Class R3	(1,692,068)	(42,910,105)	(2,335,207)	(65,553,122)
Class R4	(937,734)	(24,191,779)	(380,644)	(10,666,554)
Class R6	(3,179,677)	(83,468,499)	(2,339,635)	(66,389,764)
	(23,242,473)	$(602,300,144)	(23,749,791)	$(676,305,194)

Net change
Class A	(720,449)	$(22,247,119)	3,286	$(3,173,024)
Class B	(42,930)	(1,259,656)	(74,985)	(2,042,799)
Class C	(340,839)	(8,972,257)	(462,160)	(12,348,787)
Class I	(1,903,894)	(52,187,188)	(7,289,874)	(214,457,042)
Class R1	(31,673)	(887,118)	(113,517)	(3,068,085)
Class R2	(499,748)	(13,462,873)	953,774	24,588,234
Class R3	(895,879)	(23,589,909)	(336,269)	(9,874,092)
Class R4	(617,803)	(16,538,861)	(147,386)	(4,111,530)
Class R6	(930,880)	(27,608,798)	(773,562)	(22,308,252)
	(5,984,095)	$(166,753,779)	(8,240,693)	$(246,795,377)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the

34

Notes to Financial Statements – continued

MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime Income Fund were each the owners of record of approximately 2%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2019, the fund’s commitment fee and interest expense were $6,838 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$13,366	$240,886,212	$235,374,137	$(2,029)	$—	$5,523,412

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$156,743	$—

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Fund (the “Fund”), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

36

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

42

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

44

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

45

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

46

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired though the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $98,200,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 64.65% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

September 30, 2019

     MFS® Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MDV-ANN

MFS® Mid Cap Value Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the U.K. and Europe.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September and October. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Hartford Financial Services Group, Inc.	1.6%
L3Harris Technologies, Inc.	1.3%
NASDAQ, Inc.	1.3%
Life Storage, Inc., REIT	1.2%
Public Service Enterprise Group, Inc.	1.1%
SunTrust Banks, Inc.	1.1%
Zimmer Biomet Holdings, Inc.	1.1%
CMS Energy Corp.	1.1%
Stanley Black & Decker, Inc.	1.1%
Eversource Energy	1.1%

GICS equity sectors (g)
Financials	21.4%
Industrials	12.7%
Information Technology	10.2%
Utilities	10.1%
Consumer Discretionary	9.6%
Real Estate	7.7%
Materials	6.5%
Health Care	6.4%
Consumer Staples	6.1%
Energy	6.0%
Communication Services	1.1%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2019, Class A shares of the MFS Mid Cap Value Fund (fund) provided a total return of 3.98%, at net asset value. This compares with a return of 1.60% for the fund’s benchmark, the Russell Midcap® Value Index.

Market Environment

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by an additional cut in September. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Markets anticipate at least one more rate reduction before the end of 2019.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures including cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, while China has been more circumspect in increasing liquidity as it continues to attempt to deleverage its economy.

Emerging markets experienced considerable volatility through the end of 2018 as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. The combination of Brexit uncertainty and the deteriorating outlook for global trade has hampered business confidence and investment in the UK and Europe.

Contributors to Performance

Stock selection and, to a lesser extent, an overweight position in the information technology sector benefited performance relative to the Russell Midcap® Value Index. Notably, the fund’s holdings of payment processing companies First Data (b)(h) and Global Payments (b), in addition to its overweight position in shares of electronic systems solutions provider Keysight Technologies, lifted relative returns. The stock price of First Data advanced on the news that the company agreed to be acquired by Fiserv in an all-stock deal, valued at $22 billion, which closed during the third quarter.

Management Review – continued

Security selection and an underweight position in the communication services sector also aided relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that supported relative returns included not holding shares of utility company PG&E, holding shares of retail electric services provider Southern Company (b) and poultry processing company Sanderson Farms (b) and overweight positions in real estate investment trusts Medical Properties Trust and W.P. Carey, real estate management services provider Sun Communities and electronic systems manufacturer L3Harris Technologies. Shares of PG&E came under pressure as liabilities arising from catastrophic wildfires in California forced the company to file for Chapter Eleven bankruptcy.

Detractors from Performance

Stock selection in the health care sector detracted from relative performance during the reporting period. Within this sector, the fund’s overweight position in shares of health care services provider Premier weakened relative returns as concerns over fee compression and competitive pricing pressures appeared to have weighed on investor sentiment.

An underweight position in the strong-performing real estate sector also held back relative results. Not holding shares of senior housing real estate investment trust Welltower weighed on relative performance within this sector as the stock outperformed the benchmark on the back of solid earnings results and overall strong business demand.

Elsewhere, overweight positions in energy exploration company WPX Energy, independent oil and gas production company Pioneer Natural Resources and industrial specialty chemicals distributor Univar Solutions, in addition to holding shares of petroleum products company Marathon Petroleum (b), oilfield equipment and services provider Oil States International (b)(h) and tubular services provider Frank’s International (b), dampened relative returns. Lastly, not holding shares of power & natural gas distributor Xcel Energy and packaging company Ball also hindered relative results.

Respectfully,

Portfolio Manager(s)

Kevin Schmitz and Brooks Taylor

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	3.98%	7.75%	12.41%	N/A
B	11/01/01	3.17%	6.94%	11.56%	N/A
C	11/01/01	3.22%	6.93%	11.56%	N/A
I	11/01/01	4.24%	8.01%	12.69%	N/A
R1	4/01/05	3.20%	6.94%	11.57%	N/A
R2	10/31/03	3.70%	7.47%	12.12%	N/A
R3	4/01/05	3.95%	7.74%	12.40%	N/A
R4	4/01/05	4.23%	8.02%	12.69%	N/A
R6	2/01/13	4.39%	8.18%	N/A	10.85%
529A	7/31/02	3.95%	7.71%	12.35%	N/A
529B	7/31/02	3.40%	6.94%	11.53%	N/A
529C	7/31/02	3.11%	6.90%	11.51%	N/A

Comparative benchmark(s)
Russell Midcap® Value Index (f)		1.60%	7.55%	12.29%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.00)%	6.48%	11.74%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.74)%	6.63%	11.56%	N/A
C With CDSC (1% for 12 months) (v)		2.24%	6.93%	11.56%	N/A
529A With Initial Sales Charge (5.75%)		(2.02)%	6.44%	11.69%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(0.51)%	6.63%	11.53%	N/A
529C With CDSC (1% for 12 months) (v)		2.14%	6.90%	11.51%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition(s)

Russell Midcap® Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2019 through September 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2019 through September 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Expenses Paid During Period (p) 4/01/19-9/30/19
A	Actual	1.06%	$1,000.00	$1,066.34	$5.49
	Hypothetical (h)	1.06%	$1,000.00	$1,019.75	$5.37
B	Actual	1.81%	$1,000.00	$1,061.75	$9.35
	Hypothetical (h)	1.81%	$1,000.00	$1,015.99	$9.15
C	Actual	1.81%	$1,000.00	$1,062.02	$9.36
	Hypothetical (h)	1.81%	$1,000.00	$1,015.99	$9.15
I	Actual	0.81%	$1,000.00	$1,067.75	$4.20
	Hypothetical (h)	0.81%	$1,000.00	$1,021.01	$4.10
R1	Actual	1.81%	$1,000.00	$1,062.19	$9.36
	Hypothetical (h)	1.81%	$1,000.00	$1,015.99	$9.15
R2	Actual	1.31%	$1,000.00	$1,064.70	$6.78
	Hypothetical (h)	1.31%	$1,000.00	$1,018.50	$6.63
R3	Actual	1.06%	$1,000.00	$1,065.64	$5.49
	Hypothetical (h)	1.06%	$1,000.00	$1,019.75	$5.37
R4	Actual	0.81%	$1,000.00	$1,067.36	$4.20
	Hypothetical (h)	0.81%	$1,000.00	$1,021.01	$4.10
R6	Actual	0.67%	$1,000.00	$1,068.10	$3.47
	Hypothetical (h)	0.67%	$1,000.00	$1,021.71	$3.40
529A	Actual	1.10%	$1,000.00	$1,065.63	$5.70
	Hypothetical (h)	1.10%	$1,000.00	$1,019.55	$5.57
529B	Actual	1.39%	$1,000.00	$1,064.45	$7.19
	Hypothetical (h)	1.39%	$1,000.00	$1,018.10	$7.03
529C	Actual	1.86%	$1,000.00	$1,061.14	$9.61
	Hypothetical (h)	1.86%	$1,000.00	$1,015.74	$9.40

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from June 1, 2019 through September 30, 2019, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period,

Expense Table – continued

and the hypothetical expenses paid during the period would have been approximately 1.86%, $9.63, and $9.40 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%

Issuer	Shares/Par	Value ($)
Aerospace - 2.6%
Huntington Ingalls Industries, Inc.	210,392	$44,558,922
L3Harris Technologies, Inc.	577,435	120,476,038
Leidos Holdings, Inc.	872,470	74,927,724

		$239,962,684
Airlines - 1.3%
Alaska Air Group, Inc.	513,064	$33,302,984
Delta Air Lines, Inc.	1,401,716	80,738,842

		$114,041,826
Alcoholic Beverages - 0.4%
Molson Coors Brewing Co.	570,571	$32,807,832

Apparel Manufacturers - 1.0%
PVH Corp.	484,983	$42,790,050
Skechers USA, Inc., “A” (a)	1,367,872	51,090,019

		$93,880,069
Automotive - 1.6%
Harley-Davidson, Inc.	1,028,719	$37,003,022
Lear Corp.	414,629	48,884,759
LKQ Corp. (a)	2,010,846	63,241,107

		$149,128,888
Brokerage & Asset Managers - 4.1%
Apollo Global Management, Inc.	1,930,221	$73,000,958
Invesco Ltd.	2,906,217	49,231,316
NASDAQ, Inc.	1,209,951	120,208,632
Raymond James Financial, Inc.	814,410	67,156,248
TD Ameritrade Holding Corp.	1,385,631	64,708,968

		$374,306,122
Business Services - 1.9%
Amdocs Ltd.	1,346,573	$89,021,941
DXC Technology Co.	705,994	20,826,823
Global Payments, Inc.	382,021	60,741,339

		$170,590,103
Cable TV - 0.6%
Altice USA, Inc., “A” (a)	1,764,615	$50,609,158

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 3.2%
Celanese Corp.	523,669	$64,039,482
Eastman Chemical Co.	968,748	71,522,665
FMC Corp.	892,065	78,216,259
PPG Industries, Inc.	634,057	75,142,095

		$288,920,501
Computer Software - 0.3%
Change Healthcare, Inc. (a)	2,105,273	$25,431,698

Computer Software - Systems - 0.9%
Verint Systems, Inc. (a)	873,832	$37,382,533
Zebra Technologies Corp., “A” (a)	226,126	46,665,623

		$84,048,156
Construction - 5.6%
Masco Corp.	1,596,849	$66,556,666
Mid-America Apartment Communities, Inc., REIT	663,630	86,278,536
Mohawk Industries, Inc. (a)	261,986	32,504,603
Owens Corning	1,134,145	71,677,964
Stanley Black & Decker, Inc.	683,755	98,741,060
Toll Brothers, Inc.	2,127,343	87,327,430
Vulcan Materials Co.	425,077	64,288,646

		$507,374,905
Consumer Products - 1.0%
Energizer Holdings, Inc.	1,030,383	$44,904,091
Newell Brands, Inc.	2,665,152	49,891,645

		$94,795,736
Containers - 1.8%
Berry Global Group, Inc. (a)	1,090,316	$42,816,709
Graphic Packaging Holding Co.	4,870,569	71,840,893
WestRock Co.	1,257,439	45,833,652

		$160,491,254
Electrical Equipment - 2.1%
HD Supply Holdings, Inc. (a)	2,026,433	$79,385,513
Sensata Technologies Holding PLC (a)	1,129,866	56,561,092
TE Connectivity Ltd.	563,581	52,514,477

		$188,461,082
Electronics - 4.1%
Analog Devices, Inc.	822,798	$91,931,220
IPG Photonics Corp. (a)	182,157	24,700,489

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Keysight Technologies, Inc. (a)	682,471	$66,370,305
Marvell Technology Group Ltd.	2,789,393	69,651,143
Maxim Integrated Products, Inc.	1,176,426	68,126,830
NXP Semiconductors N.V.	463,765	50,606,037

		$371,386,024
Energy - Independent - 2.5%
Diamondback Energy, Inc.	188,636	$16,960,263
Marathon Petroleum Corp.	1,344,073	81,652,435
Pioneer Natural Resources Co.	590,984	74,328,057
WPX Energy, Inc. (a)	4,733,747	50,130,381

		$223,071,136
Energy - Integrated - 1.2%
Cabot Oil & Gas Corp.	2,492,417	$43,791,767
Hess Corp.	1,023,652	61,910,473

		$105,702,240
Engineering - Construction - 1.0%
KBR, Inc.	3,602,589	$88,407,534

Food & Beverages - 4.3%
Archer Daniels Midland Co.	1,799,056	$73,887,230
Coca-Cola European Partners PLC	1,027,827	56,993,007
Ingredion, Inc.	512,446	41,887,336
J.M. Smucker Co.	544,629	59,920,083
Kellogg Co.	768,637	49,461,791
Post Holdings, Inc. (a)	288,229	30,506,157
Sanderson Farms, Inc.	334,569	50,630,327
TreeHouse Foods, Inc. (a)	461,303	25,579,251

		$388,865,182
Food & Drug Stores - 0.7%
Kroger Co.	2,572,179	$66,310,775

Furniture & Appliances - 0.7%
Whirlpool Corp.	428,125	$67,797,875

Gaming & Lodging - 1.8%
Marriott International, Inc., “A”	473,168	$58,847,904
Royal Caribbean Cruises Ltd.	584,004	63,265,153
Wyndham Hotels & Resorts, Inc.	720,073	37,256,577

		$159,369,634

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 0.8%
Dollar Tree, Inc. (a)	624,754	$71,321,917

Insurance - 7.8%
Arthur J. Gallagher & Co.	951,163	$85,195,670
Assurant, Inc.	667,276	83,956,666
Athene Holding Ltd. (a)	1,436,638	60,424,994
Everest Re Group Ltd.	330,853	88,036,675
Hanover Insurance Group, Inc.	487,956	66,137,556
Hartford Financial Services Group, Inc.	2,392,450	145,006,395
Lincoln National Corp.	1,063,307	64,138,678
Reinsurance Group of America, Inc.	378,604	60,531,208
Willis Towers Watson PLC	274,605	52,990,527

		$706,418,369
Leisure & Toys - 1.2%
Brunswick Corp.	1,043,282	$54,375,858
Electronic Arts, Inc. (a)	551,111	53,909,678

		$108,285,536
Machinery & Tools - 2.8%
AGCO Corp.	927,071	$70,179,275
Eaton Corp. PLC	973,658	80,959,663
ITT, Inc.	1,035,947	63,389,597
Regal Beloit Corp.	590,271	43,001,242

		$257,529,777
Major Banks - 3.4%
Comerica, Inc.	995,014	$65,660,974
Huntington Bancshares, Inc.	6,559,992	93,611,086
KeyCorp	5,450,160	97,230,854
State Street Corp.	942,925	55,811,731

		$312,314,645
Medical & Health Technology & Services - 3.6%
AmerisourceBergen Corp.	720,736	$59,338,195
Laboratory Corp. of America Holdings (a)	129,485	21,753,480
PRA Health Sciences, Inc. (a)	352,052	34,934,120
Premier, Inc., “A” (a)	1,724,728	49,879,134
Quest Diagnostics, Inc.	671,104	71,828,261
Universal Health Services, Inc.	597,884	88,935,245

		$326,668,435
Medical Equipment - 1.8%
Envista Holdings Corp. (a)	510,284	$14,226,718
PerkinElmer, Inc.	592,642	50,475,319

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Zimmer Biomet Holdings, Inc.	726,194	$99,684,650

		$164,386,687
Natural Gas - Distribution - 1.5%
NiSource, Inc.	1,836,810	$54,957,355
Sempra Energy	534,781	78,939,024

		$133,896,379
Natural Gas - Pipeline - 1.7%
Equitrans Midstream Corp.	1,677,575	$24,408,716
Plains GP Holdings LP	3,726,196	79,107,141
Targa Resources Corp.	1,219,914	49,003,946

		$152,519,803
Network & Telecom - 0.9%
Motorola Solutions, Inc.	480,013	$81,799,015

Oil Services - 1.0%
Frank’s International N.V. (a)	4,148,716	$19,706,401
Halliburton Co.	923,884	17,415,213
NOW, Inc. (a)	2,122,680	24,347,140
Patterson-UTI Energy, Inc.	3,091,550	26,432,752

		$87,901,506
Other Banks & Diversified Financials - 5.8%
Discover Financial Services	963,921	$78,164,354
Element Fleet Management Corp.	4,144,045	33,156,114
M&T Bank Corp.	411,459	64,998,178
Northern Trust Corp.	823,611	76,859,379
Prosperity Bancshares, Inc.	668,991	47,250,834
Signature Bank	620,860	74,018,929
SunTrust Banks, Inc.	1,462,070	100,590,416
Wintrust Financial Corp.	829,007	53,578,722

		$528,616,926
Pharmaceuticals - 0.7%
Elanco Animal Health, Inc. (a)	1,407,799	$37,433,375
Mylan N.V. (a)	1,418,974	28,067,306

		$65,500,681
Pollution Control - 0.3%
Stericycle, Inc. (a)	624,019	$31,781,288

Railroad & Shipping - 0.9%
Kansas City Southern Co.	638,498	$84,926,619

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 7.0%
Annaly Mortgage Management, Inc., REIT	3,017,005	$26,549,644
Brixmor Property Group, Inc., REIT	3,300,072	66,958,461
EPR Properties, REIT	891,658	68,532,834
Life Storage, Inc., REIT	994,115	104,789,662
Medical Properties Trust, Inc., REIT	3,470,776	67,888,379
Spirit Realty Capital, Inc., REIT	1,020,407	48,836,679
Sun Communities, Inc., REIT	603,542	89,595,810
VICI Properties, Inc., REIT	3,375,573	76,456,728
W.P. Carey, Inc., REIT	1,007,412	90,163,374

		$639,771,571
Restaurants - 0.5%
Wendy’s Co.	2,291,072	$45,775,618

Specialty Chemicals - 1.4%
Axalta Coating Systems Ltd. (a)	2,448,786	$73,830,898
Univar Solutions, Inc. (a)	2,770,961	57,525,150

		$131,356,048
Specialty Stores - 0.9%
BJ’s Wholesale Club Holdings, Inc. (a)	829,757	$21,465,814
Tractor Supply Co.	322,439	29,161,383
Urban Outfitters, Inc. (a)	1,070,087	30,058,744

		$80,685,941
Trucking - 0.5%
Knight-Swift Transportation Holdings, Inc.	1,181,443	$42,886,381

Utilities - Electric Power - 8.6%
AES Corp.	3,403,209	$55,608,435
CenterPoint Energy, Inc.	2,373,951	71,645,841
CMS Energy Corp.	1,550,615	99,161,829
Edison International	597,921	45,095,202
Eversource Energy	1,141,737	97,584,261
FirstEnergy Corp.	1,398,083	67,429,543
Pinnacle West Capital Corp.	935,483	90,807,335
Public Service Enterprise Group, Inc.	1,666,169	103,435,772
Southern Co.	1,442,433	89,099,087
WEC Energy Group, Inc.	661,521	62,910,647

		$782,777,952
Total Common Stocks (Identified Cost, $7,358,218,113)		$8,882,881,508

Portfolio of Investments – continued

Investment Companies (h) - 2.0%

Issuer	Shares/Par	Value ($)
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $178,278,686)	178,296,634	$178,296,634

Other Assets, Less Liabilities - 0.2%		15,610,259
Net Assets - 100.0%		$9,076,788,401

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $178,296,634 and $8,882,881,508, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $7,358,218,113)	$8,882,881,508
Investments in affiliated issuers, at value (identified cost, $178,278,686)	178,296,634
Receivables for
Investments sold	4,388,769
Fund shares sold	14,927,013
Dividends	14,792,264
Other assets	3,046
Total assets	$9,095,289,234

Liabilities
Payables for
Investments purchased	$5,062,180
Fund shares reacquired	9,916,848
Payable to affiliates
Investment adviser	633,242
Administrative services fee	6,316
Shareholder servicing costs	2,341,519
Distribution and service fees	63,358
Program manager fees	50
Payable for independent Trustees’ compensation	812
Accrued expenses and other liabilities	476,508
Total liabilities	$18,500,833
Net assets	$9,076,788,401

Net assets consist of
Paid-in capital	$7,365,142,804
Total distributable earnings (loss)	1,711,645,597
Net assets	$9,076,788,401
Shares of beneficial interest outstanding	376,688,765

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,199,094,867	50,750,036	$23.63
Class B	16,670,300	751,514	22.18
Class C	119,427,256	5,406,728	22.09
Class I	1,772,355,727	73,041,105	24.27
Class R1	13,348,300	615,540	21.69
Class R2	82,671,490	3,587,471	23.04
Class R3	405,907,545	17,239,724	23.54
Class R4	373,704,673	15,723,794	23.77
Class R6	5,084,447,698	209,171,569	24.31
Class 529A	7,165,182	308,557	23.22
Class 529B	165,319	7,699	21.47
Class 529C	1,830,044	85,028	21.52

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $25.07 [100 / 94.25 x $23.63] and $24.64 [100 / 94.25 x $23.22], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$164,698,386
Dividends from affiliated issuers	3,632,908
Other	482,931
Income on securities loaned	354,550
Foreign taxes withheld	(106,398)
Total investment income	$169,062,377
Expenses
Management fee	$51,976,027
Distribution and service fees	5,671,177
Shareholder servicing costs	5,598,178
Program manager fees	4,415
Administrative services fee	579,896
Independent Trustees’ compensation	100,377
Custodian fee	182,500
Shareholder communications	467,087
Audit and tax fees	39,036
Legal fees	78,140
Miscellaneous	606,365
Total expenses	$65,303,198
Reduction of expenses by investment adviser and distributor	(780,131)
Net expenses	$64,523,067
Net investment income (loss)	$104,539,310

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$167,850,342
Affiliated issuers	(3,037)
Foreign currency	18,593
Net realized gain (loss)	$167,865,898
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$114,769,582
Affiliated issuers	11,407
Translation of assets and liabilities in foreign currencies	(6,482)
Net unrealized gain (loss)	$114,774,507
Net realized and unrealized gain (loss)	$282,640,405
Change in net assets from operations	$387,179,715

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/19	9/30/18
Change in net assets

From operations
Net investment income (loss)	$104,539,310	$74,747,243
Net realized gain (loss)	167,865,898	390,288,280
Net unrealized gain (loss)	114,774,507	138,144,043
Change in net assets from operations	$387,179,715	$603,179,566
Total distributions to shareholders	$(411,675,128)	$(249,191,473)
Change in net assets from fund share transactions	$1,349,405,220	$597,969,889
Total change in net assets	$1,324,909,807	$951,957,982

Net assets
At beginning of period	7,751,878,594	6,799,920,612
At end of period	$9,076,788,401	$7,751,878,594

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$24.10	$22.99	$20.49		$18.91	$20.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.18	$0.13	(c)	$0.18	$0.11
Net realized and unrealized gain (loss)	0.53	1.71	2.62		2.25	(0.03)
Total from investment operations	$0.77	$1.89	$2.75		$2.43	$0.08

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.10)	$(0.24)		$(0.06)	$(0.09)
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.24)	$(0.78)	$(0.25)		$(0.85)	$(1.31)
Net asset value, end of period (x)	$23.63	$24.10	$22.99		$20.49	$18.91
Total return (%) (r)(s)(t)(x)	3.98	8.37	13.51	(c)	13.36	0.14

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.12	(c)	1.18	1.24
Expenses after expense reductions (f)	1.06	1.07	1.10	(c)	1.15	1.22
Net investment income (loss)	1.05	0.78	0.60	(c)	0.93	0.52
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$1,199,095	$1,131,758	$1,103,067		$1,038,447	$749,577

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	9/30/19		9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$22.67		$21.73	$19.38		$18.01	$19.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06		$0.00 (w)	$(0.03	)(c)	$0.03	$(0.05)
Net realized and unrealized gain (loss)	0.50		1.62	2.48		2.13	(0.01)
Total from investment operations	$0.56		$1.62	$2.45		$2.16	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$(0.09)		$—	$—
From net realized gain	(1.05)		(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.05)		$(0.68)	$(0.10)		$(0.79)	$(1.22)
Net asset value, end of period (x)	$22.18		$22.67	$21.73		$19.38	$18.01
Total return (%) (r)(s)(t)(x)	3.17		7.59	12.69	(c)	12.48	(0.61)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83		1.83	1.87	(c)	1.93	1.98
Expenses after expense reductions (f)	1.81		1.82	1.85	(c)	1.90	1.96
Net investment income (loss)	0.30		0.02	(0.15	)(c)	0.16	(0.23)
Portfolio turnover	27		26	29		27	36
Net assets at end of period (000 omitted)	$16,670		$19,816	$22,267		$20,593	$18,983

Class C	Year ended

	9/30/19		9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$22.57		$21.65	$19.33		$17.97	$19.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06		$0.00 (w)	$(0.03	)(c)	$0.03	$(0.04)
Net realized and unrealized gain (loss)	0.51		1.60	2.48		2.12	(0.02)
Total from investment operations	$0.57		$1.60	$2.45		$2.15	$(0.06)

Less distributions declared to shareholders
From net investment income	$—		$—	$(0.12)		$—	$—
From net realized gain	(1.05)		(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.05)		$(0.68)	$(0.13)		$(0.79)	$(1.22)
Net asset value, end of period (x)	$22.09		$22.57	$21.65		$19.33	$17.97
Total return (%) (r)(s)(t)(x)	3.22		7.53	12.72	(c)	12.45	(0.61)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83		1.83	1.87	(c)	1.93	1.99
Expenses after expense reductions (f)	1.82		1.82	1.85	(c)	1.90	1.97
Net investment income (loss)	0.30		0.01	(0.15	)(c)	0.18	(0.23)
Portfolio turnover	27		26	29		27	36
Net assets at end of period (000 omitted)	$119,427		$133,345	$157,336		$148,518	$100,983

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$24.72	$23.56	$20.99		$19.35	$20.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.25	$0.19	(c)	$0.24	$0.16
Net realized and unrealized gain (loss)	0.54	1.75	2.68		2.30	(0.03)
Total from investment operations	$0.84	$2.00	$2.87		$2.54	$0.13

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.16)	$(0.29)		$(0.11)	$(0.14)
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.29)	$(0.84)	$(0.30)		$(0.90)	$(1.36)
Net asset value, end of period (x)	$24.27	$24.72	$23.56		$20.99	$19.35
Total return (%) (r)(s)(t)(x)	4.24	8.66	13.79	(c)	13.66	0.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.87	(c)	0.93	0.99
Expenses after expense reductions (f)	0.82	0.82	0.85	(c)	0.90	0.97
Net investment income (loss)	1.31	1.04	0.85	(c)	1.20	0.77
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$1,772,356	$1,389,171	$1,077,307		$771,101	$370,299

Class R1	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$22.22	$21.31	$19.04		$17.70	$18.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.01	$(0.03	)(c)	$0.03	$(0.04)
Net realized and unrealized gain (loss)	0.49	1.58	2.42		2.10	(0.02)
Total from investment operations	$0.55	$1.59	$2.39		$2.13	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$(0.11)		$—	$—
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.08)	$(0.68)	$(0.12)		$(0.79)	$(1.22)
Net asset value, end of period (x)	$21.69	$22.22	$21.31		$19.04	$17.70
Total return (%) (r)(s)(t)(x)	3.20	7.60	12.64	(c)	12.53	(0.62)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.83	1.87	(c)	1.93	1.99
Expenses after expense reductions (f)	1.82	1.82	1.85	(c)	1.90	1.97
Net investment income (loss)	0.30	0.03	(0.14	)(c)	0.17	(0.23)
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$13,348	$13,538	$13,470		$11,351	$8,492

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$23.49	$22.42	$20.00		$18.49	$19.75

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.11	$0.08	(c)	$0.13	$0.05
Net realized and unrealized gain (loss)	0.52	1.67	2.55		2.19	(0.02)
Total from investment operations	$0.69	$1.78	$2.63		$2.32	$0.03

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.03)	$(0.20)		$(0.02)	$(0.07)
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.14)	$(0.71)	$(0.21)		$(0.81)	$(1.29)
Net asset value, end of period (x)	$23.04	$23.49	$22.42		$20.00	$18.49
Total return (%) (r)(s)(t)(x)	3.70	8.11	13.23	(c)	13.07	(0.12)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.33	1.37	(c)	1.43	1.49
Expenses after expense reductions (f)	1.31	1.32	1.35	(c)	1.40	1.47
Net investment income (loss)	0.80	0.50	0.36	(c)	0.69	0.27
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$82,671	$97,398	$138,364		$147,344	$59,947

Class R3	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$24.01	$22.91	$20.42		$18.85	$20.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.18	$0.13	(c)	$0.18	$0.11
Net realized and unrealized gain (loss)	0.53	1.70	2.61		2.24	(0.03)
Total from investment operations	$0.76	$1.88	$2.74		$2.42	$0.08

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.10)	$(0.24)		$(0.06)	$(0.11)
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.23)	$(0.78)	$(0.25)		$(0.85)	$(1.33)
Net asset value, end of period (x)	$23.54	$24.01	$22.91		$20.42	$18.85
Total return (%) (r)(s)(t)(x)	3.95	8.37	13.52	(c)	13.38	0.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.12	(c)	1.18	1.24
Expenses after expense reductions (f)	1.07	1.07	1.10	(c)	1.15	1.22
Net investment income (loss)	1.05	0.77	0.61	(c)	0.94	0.52
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$405,908	$401,520	$404,189		$384,495	$198,248

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$24.24	$23.11	$20.59		$19.01	$20.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.24	$0.19	(c)	$0.23	$0.16
Net realized and unrealized gain (loss)	0.53	1.72	2.63		2.25	(0.02)
Total from investment operations	$0.82	$1.96	$2.82		$2.48	$0.14

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.15)	$(0.29)		$(0.11)	$(0.14)
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.29)	$(0.83)	$(0.30)		$(0.90)	$(1.36)
Net asset value, end of period (x)	$23.77	$24.24	$23.11		$20.59	$19.01
Total return (%) (r)(s)(t)(x)	4.23	8.69	13.80	(c)	13.59	0.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.87	(c)	0.93	1.00
Expenses after expense reductions (f)	0.82	0.82	0.85	(c)	0.90	0.98
Net investment income (loss)	1.29	1.02	0.85	(c)	1.19	0.78
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$373,705	$428,566	$519,736		$528,263	$325,087

Class R6	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$24.76	$23.60	$21.02		$19.38	$20.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.28	$0.23	(c)	$0.26	$0.19
Net realized and unrealized gain (loss)	0.54	1.75	2.67		2.30	(0.01)
Total from investment operations	$0.87	$2.03	$2.90		$2.56	$0.18

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.19)	$(0.31)		$(0.13)	$(0.16)
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.32)	$(0.87)	$(0.32)		$(0.92)	$(1.38)
Net asset value, end of period (x)	$24.31	$24.76	$23.60		$21.02	$19.38
Total return (%) (r)(s)(t)(x)	4.39	8.80	13.95	(c)	13.79	0.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.69	0.72	(c)	0.77	0.83
Expenses after expense reductions (f)	0.68	0.68	0.70	(c)	0.74	0.81
Net investment income (loss)	1.45	1.18	1.01	(c)	1.34	0.92
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$5,084,448	$4,127,556	$3,354,746		$2,414,700	$1,684,183

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$23.70	$22.63	$20.17		$18.63	$19.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.17	$0.12	(c)	$0.17	$0.10
Net realized and unrealized gain (loss)	0.53	1.68	2.58		2.21	(0.02)
Total from investment operations	$0.75	$1.85	$2.70		$2.38	$0.08

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.10)	$(0.23)		$(0.05)	$(0.08)
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.23)	$(0.78)	$(0.24)		$(0.84)	$(1.30)
Net asset value, end of period (x)	$23.22	$23.70	$22.63		$20.17	$18.63
Total return (%) (r)(s)(t)(x)	3.95	8.33	13.50	(c)	13.27	0.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.14	1.22	(c)	1.28	1.33
Expenses after expense reductions (f)	1.10	1.11	1.14	(c)	1.18	1.25
Net investment income (loss)	1.01	0.74	0.57	(c)	0.88	0.48
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$7,165	$6,899	$6,637		$5,317	$4,628

Class 529B	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$21.96	$21.09	$18.79		$17.50	$18.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$(0.01)	$(0.04	)(c)	$0.02	$(0.05)
Net realized and unrealized gain (loss)	0.48	1.56	2.41		2.06	(0.01)
Total from investment operations	$0.58	$1.55	$2.37		$2.08	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.06)		$—	$—
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.07)	$(0.68)	$(0.07)		$(0.79)	$(1.22)
Net asset value, end of period (x)	$21.47	$21.96	$21.09		$18.79	$17.50
Total return (%) (r)(s)(t)(x)	3.40	7.49	12.67	(c)	12.38	(0.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.89	1.97	(c)	2.03	2.08
Expenses after expense reductions (f)	1.63	1.87	1.90	(c)	1.95	2.01
Net investment income (loss)	0.47	(0.03)	(0.20	)(c)	0.12	(0.28)
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$165	$207	$251		$297	$266

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended

	9/30/19	9/30/18	9/30/17		9/30/16	9/30/15
Net asset value, beginning of period	$22.04	$21.16	$18.89		$17.57	$18.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.01)	$(0.04	)(c)	$0.02	$(0.05)
Net realized and unrealized gain (loss)	0.48	1.57	2.41		2.09	(0.01)
Total from investment operations	$0.53	$1.56	$2.37		$2.11	$(0.06)

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.09)		$—	$—
From net realized gain	(1.05)	(0.68)	(0.01)		(0.79)	(1.22)
Total distributions declared to shareholders	$(1.05)	$(0.68)	$(0.10)		$(0.79)	$(1.22)
Net asset value, end of period (x)	$21.52	$22.04	$21.16		$18.89	$17.57
Total return (%) (r)(s)(t)(x)	3.11	7.51	12.63	(c)	12.51	(0.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.89	1.97	(c)	2.03	2.08
Expenses after expense reductions (f)	1.86	1.87	1.90	(c)	1.94	2.01
Net investment income (loss)	0.25	(0.04)	(0.19	)(c)	0.11	(0.28)
Portfolio turnover	27	26	29		27	36
Net assets at end of period (000 omitted)	$1,830	$2,105	$2,551		$1,761	$1,663

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$8,882,881,508	$—	$—	$8,882,881,508
Mutual Funds	178,296,634	—	—	178,296,634
Total	$9,061,178,142	$—	$—	$9,061,178,142

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend

Notes to Financial Statements – continued

and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	9/30/19	9/30/18
Ordinary income (including any short-term capital gains)	$165,426,348	$95,125,551
Long-term capital gains	246,248,780	154,065,922

Total distributions	$411,675,128	$249,191,473

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/19

Cost of investments	$7,538,185,020
Gross appreciation	1,885,423,473

Gross depreciation	(362,430,351)
Net unrealized appreciation (depreciation)	$1,522,993,122

Undistributed ordinary income	105,937,728
Undistributed long-term capital gain	82,719,112
Other temporary differences	(4,365)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/19	Year ended 9/30/18
Class A	$58,153,419	$35,452,558
Class B	887,435	673,614
Class C	5,974,899	4,794,790
Class I	72,882,534	39,245,605
Class R1	662,481	436,482
Class R2	4,266,089	4,183,745
Class R3	19,941,811	13,517,572
Class R4	21,577,157	18,030,079
Class R6	226,869,137	132,543,679
Class 529A	356,970	226,434
Class 529B	10,161	6,775
Class 529C	93,035	80,140
Total	$411,675,128	$249,191,473

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from October 1, 2018 through July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion	0.55%

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2019, this management fee reduction amounted to $768,126, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $408,669 and $3,619 for the year ended September 30, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,779,343
Class B	0.75%	0.25%	1.00%	1.00%	173,234
Class C	0.75%	0.25%	1.00%	1.00%	1,193,170
Class R1	0.75%	0.25%	1.00%	1.00%	127,750
Class R2	0.25%	0.25%	0.50%	0.50%	409,841
Class R3	—	0.25%	0.25%	0.25%	950,753
Class 529A	—	0.25%	0.25%	0.24%	16,926
Class 529B	0.75%	0.25%	1.00%	0.77%	1,438
Class 529C	0.75%	0.25%	1.00%	1.00%	18,722
Total Distribution and Service Fees					$5,671,177

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2019, this rebate amounted to $9,377, $143, $197, $37, $940, $555, $722, $6, and $28 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period from June 1, 2019 through September 30, 2019, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2019, were as follows:

Amount
Class A	$29,912
Class B	17,401
Class C	10,280
Class 529B	449
Class 529C	140

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping

Notes to Financial Statements – continued

and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2019, were as follows:

Fee
Class 529A	$3,385
Class 529B	93
Class 529C	937
Total Program Manager Fees	$4,415

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2019, the fee was $225,016, which equated to 0.0028% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,373,162.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2019 was equivalent to an annual effective rate of 0.0073% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended September 30, 2019, the fee paid by the fund under this agreement was $12,642 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,686,972 and $7,734,371, respectively. The sales transactions resulted in net realized gains (losses) of $3,669,231.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2019, this reimbursement amounted to $454,033, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2019, purchases and sales of investments, other than short-term obligations, aggregated $3,077,241,660 and $2,076,122,379, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	10,813,151	$237,782,945	11,081,911	$259,315,374
Class B	46,199	954,693	65,839	1,454,759
Class C	878,556	18,109,997	771,605	16,993,402
Class I	38,725,835	872,524,349	23,058,522	555,178,399
Class R1	179,165	3,691,617	205,772	4,479,422
Class R2	1,551,498	33,450,097	1,301,366	29,596,203
Class R3	5,299,833	116,950,887	6,898,449	159,925,133
Class R4	4,750,895	105,976,750	4,534,521	105,824,482
Class R6	61,456,867	1,414,050,599	47,208,042	1,133,236,166
Class 529A	44,122	963,103	47,608	1,097,440
Class 529B	1,444	29,781	1,495	31,736
Class 529C	9,996	204,985	7,732	166,301
	123,757,561	$2,804,689,803	95,182,862	$2,267,298,817

Notes to Financial Statements – continued

	Year ended 9/30/19		Year ended 9/30/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,512,179	$51,122,834	1,337,744	$30,861,744
Class B	45,283	870,345	30,263	660,349
Class C	284,523	5,445,779	203,368	4,419,184
Class I	3,024,653	63,094,271	1,400,371	33,062,758
Class R1	35,257	662,481	20,406	436,482
Class R2	179,569	3,571,627	150,752	3,396,433
Class R3	983,324	19,941,811	588,230	13,517,522
Class R4	903,270	18,453,799	677,374	15,681,208
Class R6	10,671,534	222,714,912	5,533,966	130,767,614
Class 529A	17,840	356,970	9,979	226,434
Class 529B	547	10,161	320	6,775
Class 529C	4,986	93,035	3,775	80,140
	18,662,965	$386,338,025	9,956,548	$233,116,643

Shares reacquired
Class A	(9,537,179)	$(210,243,153)	(13,442,685)	$(315,421,777)
Class B	(214,169)	(4,445,658)	(246,487)	(5,472,088)
Class C	(1,663,356)	(34,362,193)	(2,336,648)	(51,321,744)
Class I	(24,910,573)	(569,888,622)	(13,985,340)	(335,108,536)
Class R1	(208,210)	(4,252,765)	(248,873)	(5,413,485)
Class R2	(2,289,740)	(49,167,678)	(3,477,514)	(79,361,454)
Class R3	(5,766,118)	(127,883,004)	(8,408,321)	(195,272,938)
Class R4	(7,612,991)	(168,974,196)	(10,015,025)	(234,377,789)
Class R6	(29,650,833)	(670,823,468)	(28,191,865)	(678,433,578)
Class 529A	(44,470)	(981,463)	(59,788)	(1,387,384)
Class 529B	(3,723)	(76,083)	(4,272)	(91,136)
Class 529C	(25,439)	(524,325)	(36,596)	(783,662)
	(81,926,801)	$(1,841,622,608)	(80,453,414)	$(1,902,445,571)

Net change
Class A	3,788,151	$78,662,626	(1,023,030)	$(25,244,659)
Class B	(122,687)	(2,620,620)	(150,385)	(3,356,980)
Class C	(500,277)	(10,806,417)	(1,361,675)	(29,909,158)
Class I	16,839,915	365,729,998	10,473,553	253,132,621
Class R1	6,212	101,333	(22,695)	(497,581)
Class R2	(558,673)	(12,145,954)	(2,025,396)	(46,368,818)
Class R3	517,039	9,009,694	(921,642)	(21,830,283)
Class R4	(1,958,826)	(44,543,647)	(4,803,130)	(112,872,099)
Class R6	42,477,568	965,942,043	24,550,143	585,570,202
Class 529A	17,492	338,610	(2,201)	(63,510)
Class 529B	(1,732)	(36,141)	(2,457)	(52,625)
Class 529C	(10,457)	(226,305)	(25,089)	(537,221)
	60,493,725	$1,349,405,220	24,685,996	$597,969,889

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 5%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2019, the fund’s commitment fee and interest expense were $46,336 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$171,972,386	$1,444,023,518	$1,437,707,640	$(3,037)	$11,407	$178,296,634

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$3,632,908	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Mid Cap Value Fund and the Board of Trustees of MFS Series Trust XI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XI (the “Trust”)), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XI) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

November 15, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion and $10 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $20 billion effective August 1, 2019. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $279,778,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 68.75% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2019 and 2018, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	46,257	45,235

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Mid Cap Value Fund	30,141	29,480

For the fiscal years ended September 30, 2019 and 2018, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	8,283	8,097	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	12,073	13,487

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,916	5,791	2,991	2,899

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	1,679,277	1,728,076	0	0	104,750	102,450

	Aggregate Fees for Non-audit Services
	2019	2018
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	1,930,134	2,086,916

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 15, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2019

*	Print name and title of each signing officer under his or her signature.